EXHIBIT 10.4


MAY 14, 2005              CHIHUAHUA, CHIHUAHUA.


AGREEMENT ENTERED BY AND BETWEEN RAMIRO TREVIZO LEDEZMA, (HEREINAFTER THE "CONCESSIONEIRE")AND AMERICAN STELLAR ENERGY., REPRESENTED BY IT'S ADMINISTRATOR MR. FRANCIS RICHARD BISCAN JR (HEREINAFTER THE "CLIENT") WHO WILL BE SUBJECT TO THE FOLLOWING DECLARATIONS, REPRESENTATIONS, WARRANTIES AND
CLAUSES:

REPRESENTATIONS AND WARRANTIES:

THE CONCESSIONAIRE, THROUGH ITS REPRESENTATIVE HEREBY DECLARES, REPRESNTS AND WARRANTS THAT:

1.- CORPORACION AMERMIN S.A. DE C.V. IS A MINING COMPANY INCORPORATED THROUGH PUBLIC DEED NUMBER NINE THOUSAND THREE HUNDRED AND ELEVEN (9,311) DATED AUGUST NINE, NINETEEN NINETY-FIVE (AUGUST 9, 1995), WITNESS BY MR. JOSE R. MILLER HERMOSILLO, NOTARY PUBLIC NUMBER TWO AT THE JUDICIARY DISTRICT OF MORELOS, STATE OF CHIHUAHUA, REGISTERED IN PUBLIC COMMERCE REGISTRY AT MORELOS JUDICIARY DISTRICT, CITY OF CHIHUAHUA.

2.-IT'S REPRESENTATIVE, MR. RAMIRO TREVIZO LEDEZMA, AS SOLE ADMINISTRATOR, HAS THE REQUISITE AUTHORITY TO BIND IT PER THE TERMS AND CONDITIONS OF THIS AGREEMEN, WHICH HAVE NOT BEEN REVOCKED OR RESTRICTED IN ANY WAY WHATSOEVER, AS MAY BE OBSERVED IN THE ABOVE-MENTIONED DEED.

3.-THE CONCESSIONAIRE GRANTS TO THE CLIENT A SOLE, EXCLUSIVE AND IRREVOCABLE OPTION (THE "OPTION") TO ADQUIRE 48% OF SHARES FROM CORPORACION AMERMIN S.A. DE C.V. OWNED BY MR. RAMIRO TREVIZO LEDEZMA BY WAY OF PRIVATE TREATY REGISTERED IN PUBLIC AND GOVERMENT RECORDS

4.-AMERICAN STELLAR ENERGY WILL INVEST IN ONE OR MORE MINING PROJECTS IN MEXICO THUS BECOMING A FULL VESTED 49% PARTNESHIP WITH CORPORACION AMERMIN S.A. DE C.V.

5.-THE OPTION IS EXCERCISED WHEN AMERICAN STELLAR ENERGY MAKES THE FIRST BANK TRANSFER OR DEPOSIT INTO CORPORACION AMERMIN S.A. DE C.V OPERATING BANK ACCOUNT OR MAY 16, 2005 WHICH EVER COMES FIRST.

6.-THIS DOCUMENT AT SIGNATURE WILL BE A BINDING DOCUMENT UNTILL A LEGAL DOCUMENT IS DRAWN AND REGISTERED IN ALL PUBLIC AND GOVERMENT AGENCIES.



                    /s/ Ramiro Trevizo Ledezma
               ____________________________________
                 CORPORACION AMERMIN S.A. DE C.V
                      RAMIRO TREVIZO LEDEZMA


                  /s/ Francis Richard Biscan Jr.
               ___________________________________
                  AMERICAN STELLAR ENERGY, INC.
                    FRANCIS RICHARD BISCAN JR